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                                                                 EXHIBIT 1.4

                                  UNOCAL CORPORATION

                              TRUST PREFERRED SECURITIES

                           STANDARD UNDERWRITING PROVISIONS

                                      JUNE 1998


INTRODUCTION

     A. Unocal Corporation, a Delaware corporation ("Unocal"), and Unocal Capital Trust II, a statutory business trust (the "Trust") organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. Code Sec. 3801 et seq.) propose (i) to enter into an Underwriting Agreement ("Underwriting Agreement") in the form of Annex I (including Schedule I and Schedule II to Annex I) to these Standard Underwriting Provisions, which Underwriting Agreement will incorporate therein by reference some or all of the provisions set out below under "Standard Provisions," with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein,
(ii) to issue and sell to the firms named in Schedule I to the Underwriting Agreement (such firms constituting the "Underwriters" with respect to the Underwriting Agreement and the securities specified therein) certain trust preferred securities specified in Schedule II to such Underwriting Agreement (the "Trust Preferred Securities"), less the number of Trust Preferred Securities covered by Delayed Delivery Contracts, if any, as provided in Section 3 below under "Standard Provisions" and as may be specified in Schedule II to such Underwriting Agreement (with respect to such Underwriting Agreement, any Trust Preferred Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Trust Preferred Securities" and the Trust Preferred Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Trust Preferred Securities) being herein sometimes referred to as "Underwriters' Trust Preferred Securities").
The Trust Preferred Securities will be guaranteed by Unocal to the extent described in the Prospectus (as hereinafter defined). In connection with the issuance and sale of Trust Preferred Securities, Unocal will issue and sell to the Trust as trust assets its junior subordinated debenures (the "Debentures") and the Trust will issue and sell to Unocal its trust common securities (the "Trust Common Securities") as described in the Prospectus.

     B. The terms of the Trust Preferred Securities shall be as specified in the Underwriting Agreement and the Amended and Restated Declaration of Trust (the "Declaration") to be entered into by and among Unocal, as Sponsor, The Bank of New York, a New York banking corporation, as the Institutional Trustee (the "Institutional Trustee"), The Bank of New York (Delaware), a Delaware banking corporation, as the Delaware Trustee (the "Delaware Trustee"), and Darrell D. Chessum, Daniel A. Franchi and Richard L. Walton, as the Regular Trustees (the "Regular Trustees," and collectively with the Institutional Trustee and the Delaware Trustee, the "Trustees").

     C. Sales of Trust Preferred Securities may be made to the Underwriters of such Trust Preferred Securities, for whom the firms designated as representatives of the Underwriters of such Trust Preferred Securities in
Schedule I to the Underwriting Agreement will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative.

     D. These Standard Underwriting Provisions shall not be construed as an obligation of Unocal to sell any Trust Preferred Securities. The obligation of Unocal to issue and sell any Trust Preferred


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Securities shall be evidenced by the Underwriting Agreement with respect to the
Trust Preferred Securities specified therein. The expression "this Underwriting Agreement" is used below under "Standard Provisions" so that when the Underwriting Agreement incorporates therein a provision using such expression, such expression will, without modification, be referring to that specific Underwriting Agreement. The Underwriting Agreement shall specify the initial public offering price of the Trust Preferred Securities, the purchase price to the Underwriters of the Trust Preferred Securities, the names of the Underwriters of the Trust Preferred Securities, the names of the Representatives of such Underwriters, the terms of the Trust Preferred Securities, the aggregate number of Trust Preferred Securities to be purchased by all of the Underwriters, the number of Trust Preferred Securities to be purchased by each Underwriter, whether any of the Trust Preferred Securities shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof) and the compensation payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of the Trust Preferred Securities and payment therefor (to the extent not set forth in the registration statement and prospectus with respect thereto).

STANDARD PROVISIONS

     1. Terms used but not defined below have the meaning given such terms above under "Introduction."

     2. Unocal and the Trust, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

          a. A registration statement (Nos. 333-_______, and 333-_____-02) in respect of the Trust Preferred Securities, the Guarantee (the "Guarantee") between Unocal and The Bank of New York, a New York banking corporation, as Guarantee Trustee (the "Guarantee Trustee"), and the Debentures has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters and such registration statement in such form has been declared effective by the Commission and to the knowledge of Unocal or the Trust no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, but excluding the Statements of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustees under the Indenture (as defined below), the Declaration and the Guarantee, each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement;" the term "Basic Prospectus" means the prospectus included in the Registration Statement; the term "Prospectus" means the Basic Prospectus together with the prospectus supplement (other than a preliminary prospectus supplement) specifically relating to the Trust Preferred Securities as filed with, or transmitted for filing with, the Commission pursuant to Rule 424; the term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Trust Preferred Securities together with the Basic Prospectus; the terms "Registration Statement," "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include, in each case, the material, if any, incorporated by reference therein);

          b. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to



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state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Unocal or the Trust by an Underwriter through the Representatives expressly for use in the Prospectus;

          c. The Registration Statement and the Prospectus conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each Registration Statement and any amendment thereto, and as of the date of the Prospectus as to the Prospectus, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Unocal or the Trust by an Underwriter through the Representatives expressly for use in the Prospectus;

          d. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or consolidated long-term debt of Unocal or any material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of Unocal and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          e. Unocal has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus.

          f. The Trust has been duly created and is validly existing in good standing as a statutory business trust under the Delaware Act, is and will be treated as a "grantor trust" for Federal income tax purposes under existing law, has the business trust power and authority to conduct its business as presently conducted and as described in the Prospectus, and is not required to be authorized to do business in any other jurisdiction.

          g. Unocal has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of Unocal have been duly and validly authorized and issued and are fully paid and non-assessable (except for a DE MINIMIS number of shares), and Unocal is the registered and beneficial owner of all of the Trust Common Securities;

          h. Unocal has the corporate power and authority to execute, deliver and perform its obligations under this Underwriting Agreement, the Declaration, the Indenture and the Guarantee;

          i. The Trust has the business trust power and authority to execute, deliver and perform its obligations under this Underwriting Agreement;

          j. This Underwriting Agreement has been duly and validly authorized, executed and delivered by Unocal and is a valid and binding obligation of Unocal;

          k. This Underwriting Agreement has been duly and validly authorized, executed and delivered by the Trust and is a valid and binding obligation of the Trust;


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          l.   In the event any of the Trust Preferred Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly and validly authorized by Unocal and the Trust and, when executed and delivered by Unocal, the Trust and the purchaser named therein, will constitute a valid and legally binding obligation of Unocal and the Trust, enforceable against Unocal and the Trust in accordance with its terms, except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and any such Delayed Delivery Contract will conform in all material respects to the description thereof in the Prospectus;

          m. The Trust Preferred Securities to be issued and sold pursuant to this Underwriting Agreement, and, in the case of any Contract Trust Preferred Securities, pursuant to such Delayed Delivery Contract, will be duly authorized by the Declaration upon execution and delivery of the Declaration in the form filed with the Registration Statement, and, when issued, sold and delivered in accordance with the terms of this Underwriting Agreement or such Delay Delivery Contract, as the case may be, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial interests in the assets of the Trust, not subject to any preemptive or similar rights, and will conform in all material respects to all statements relating thereto contained in the Prospectus. Holders of Trust Preferred Securities will be entitled, subject to the terms of the Declaration, to the same limitation of personal liability extended to stockholders of private corporations for profit.

          n. The Declaration and the Guarantee have been duly authorized by Unocal and, as of the closing date, will have been duly executed and delivered by Unocal. Assuming due authorization, execution and delivery of the Declaration by the Trustees, and the Guarantee by the Guarantee Trustee, the Declaration will, as of the closing date, be a valid and binding obligation of Unocal, enforceable in accordance with its terms, except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and the Guarantee will, as of the closing date, be a valid and binding obligation of Unocal, enforceable in accordance with its terms, except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

          o. The Indenture (the "Indenture") between Unocal and The Bank of New York, a New York banking corporation, as Debenture Trustee (the "Debenture Trustee"), has been duly authorized by Unocal, duly qualified under the Trust Indenture Act and, as of the closing date, will have been duly executed and delivered by Unocal. Assuming due authorization, execution and delivery of the Indenture by the Debenture Trustee, the Indenture, when executed and delivered by Unocal, will constitute a valid and binding agreement of Unocal, enforceable in accordance with its terms, except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

          p. The Debentures to be deposited in the Trust as trust assets have been duly authorized, and, assuming due authorization, execution and delivery of the Indenture by the Debenture Trustee, when executed and delivered by Unocal to the Debenture Trustee, and when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Trust, will be entitled to the benefits of the Indenture and will be valid and binding obligations of Unocal enforceable in


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accordance with their terms, except as the enforcement thereof may be limited by
(i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

          q. The execution and delivery by Unocal and the Trust of, and the performance by Unocal and the Trust of their obligations under, this Underwriting Agreement, and, in the case of any Contract Trust Preferred Securities, such Delayed Delivery Contract, the execution and delivery by Unocal and the performance by Unocal of its obligations under, the Declaration, the Indenture and the Guarantee, the issuance and delivery by the Trust of the Trust Preferred Securities and the consummation of the transactions and the fulfillment of the terms herein contemplated or contemplated by such Delayed Delivery Contract will not contravene, violate, conflict with, result in the breach of, or constitute a default under (i) any provision of applicable law or regulation; (ii) the certificate of incorporation or by-laws of Unocal;
(iii) the Declaration or any agreement or other instrument binding upon the Trust or Unocal or any of its subsidiaries; or (iv) any judgment, determination, order or decree of any governmental body, agency or court having jurisdiction over the Trust or Unocal or any of its subsidiaries other than, in the case of clauses (i), (iii) and (iv), any such contravention, violation, conflict, breach, or default that individually or in the aggregate would not have a material adverse effect on Unocal and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or the qualification with, any governmental body or agency is required for the performance by Unocal and the Trust of their obligations under this Underwriting Agreement or such Delayed Delivery Contract, the issuance and delivery of the Trust Preferred Securities and the consummation of the transactions contemplated hereby or by such Delayed Delivery Contract, except such as may be required by the Act, the Exchange Act or the Trust Indenture Act and as may be required by the securities or Blue Sky laws of the various states or the securities laws of non-U.S. jurisdictions in connection with the transactions contemplated hereby or by such Delayed Delivery Contract.

          r. There are no holders of securities of Unocal who, by reason of the filing of either the Registration Statement under the Act or the execution by Unocal of this Underwriting Agreement, have the right to request or demand that Unocal register under the Act any securities held by them;

          s. Other than as set forth or contemplated in the Prospectus, there is no legal or governmental proceeding pending to which Unocal or any of its subsidiaries is a party or of which any property of Unocal or any of its subsidiaries is subject, which is likely (to the extent not covered by insurance) to have a material adverse effect on the consolidated financial position of Unocal and its subsidiaries, and, to the best of Unocal's knowledge and other than as set forth and contemplated in the Prospectus, no such proceeding is threatened or contemplated by governmental authorities or threatened by others.

     3. Upon the execution of this Underwriting Agreement and authorization by the Representatives of the release of the Underwriters' Trust Preferred Securities, the several Underwriters propose to offer the Underwriters' Trust Preferred Securities for sale upon the terms and conditions set forth in the Prospectus, as amended or supplemented.

     Unocal and the Trust may specify in Schedule II hereto that the Underwriters are authorized to solicit offers to purchase Trust Preferred Securities from the Trust pursuant to delayed delivery contracts (herein "Delayed Delivery Contracts"), substantially in the form of Annex III attached hereto but with such changes therein as the Representatives and Unocal and the Trust may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor Unocal will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery (as defined below), such compensation, if any, as may be set forth in such Underwriting Agreement. Delayed


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Delivery Contracts, if any, are to be with investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility in respect of the validity or performance of any Delayed Delivery Contracts.

     The number of Contract Trust Preferred Securities to be deducted from the number of Trust Preferred Securities to be purchased by each Underwriter as set forth in Schedule I hereto shall be, in each case, the number of Contract Trust Preferred Securities which Unocal and the Trust have been advised by the Representatives has been attributed to such Underwriter, provided that, if Unocal and the Trust have not been so advised, the amount of Contract Trust Preferred Securities to be so deducted shall be, in each case, that proportion of Contract Trust Preferred Securities which the number of Trust Preferred Securities to be purchased by such Underwriter under this Underwriting Agreement bears to the total number of the Trust Preferred Securities. The number of Underwriters' Trust Preferred Securities to be purchased by all the Underwriters pursuant to this Underwriting Agreement shall be the total of Trust Preferred Securities set forth in Schedule I to such Underwriting Agreement less the number of Contract Trust Preferred Securities. Unocal and the Trust will deliver to the Representatives not later than 3:30 p.m., New York time, on the third business day preceding the Time of Delivery specified in this Underwriting Agreement (or such other time and date as the Representatives and Unocal may agree upon in writing) a written notice setting forth the number of Contract Trust Preferred Securities.

     4. If in definitive form, Underwriters' Trust Preferred Securities to be purchased by each Underwriter pursuant to this Underwriting Agreement, in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to Unocal and the Trust, shall be delivered by or on behalf of the Trust to the Representatives for the account of such Underwriter; and if in global form, Underwriters' Trust Preferred Securities to be purchased by each Underwriter pursuant to this Underwriting Agreement shall be delivered to The Depository Trust Company for credit to the specified account of such Underwriters. Such delivery in each case shall be made against payment by such Underwriter or on its behalf of the purchase price therefor by electronic funds transfer, certified or official bank check or checks (or such other method of payment that may be specified in the Underwriting Agreement), payable to the order of the Trust in the funds specified in this Underwriting Agreement, all at the place and time and date specified in this Underwriting Agreement or at such other place and time and date as the Representatives and Unocal and the Trust may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Trust Preferred Securities.

     Concurrently with the delivery of and payment for the Underwriters' Trust Preferred Securities, Unocal will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of, or an electronic funds transfer to the account of, the party designated in this Underwriting Agreement in the amount of any compensation payable by Unocal to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and in this Underwriting Agreement.

     5.   Unocal and the Trust agree with each of the Underwriters:

          a. To make no further amendment or supplement to the Registration Statement or the Prospectus after the date of this Underwriting Agreement and prior to the Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof, except that Unocal and the Trust shall be permitted to make further amendments or supplements to the Registration Statement or the Prospectus by incorporation by reference of any proxy statements, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K without the approval of the Representatives, provided that Unocal and the Trust shall (i) deliver a copy of each such report or proxy statement (together with all exhibits thereto) to each Representative promptly with such report or proxy statement being filed with the Commission, which delivery shall be deemed to have been satisfied by the


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posting of such report or proxy statements on Unocal's Internet Website at
http://www.Unocal.com; and (ii) if the date of the filing of such a report or proxy statement with the Commission will be the same day as the Time of Delivery, then Unocal and the Trust shall to the extent practicable notify each Representative at least one business day (i.e. any day which is not a Saturday or Sunday and which in New York City is not a day on which banking institutions are generally authorized or obligated by law to close) prior to filing such a report or proxy statement with the Commission; to advise the Representatives promptly of any amendment or supplement to any Registration Statement or the Prospectus after such Time of Delivery and furnish the Representatives with copies thereof and to file promptly all reports and any definitive proxy or information statements required to be filed by Unocal with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as delivery of a prospectus is required in connection with the offering or sale of the Trust Preferred Securities, and during such same period to advise he Representatives, promptly after either of them receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed or transmitted for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Trust Preferred Securities, of the suspension of the qualification of the Trust Preferred Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order relating to the Trust Preferred Securities or suspension of any such qualification, to use promptly its best efforts to obtain its withdrawal;

          b. Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Trust Preferred Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Trust Preferred Securities, provided that in connection therewith neither Unocal nor the Trust shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          c. To furnish the Underwriters with copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Trust Preferred Securities and if at such time any event shall have occurred as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          d. To make generally available to holders of Trust Preferred Securities as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement and of the post-effective amendment thereto hereinafter referred to, any required consolidated earnings statement of Unocal and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of Unocal and the Trust, Rule 158); and


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          e.   During the period beginning from the date of this Underwriting
Agreement and continuing to and including the earlier of (i) the termination of trading restrictions for the Trust Preferred Securities, as notified to Unocal and the Trust by the Representatives, and (ii) the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose, or announce the proposed issuance or sale, of any Trust Preferred Securities or Debentures, or securities convertible into or substantially similar to the Trust Preferred Securities or Debentures, without the prior oral consent of the Representatives, which consent shall be promptly confirmed in writing.

     6. Unocal and the Trust, jointly and severally, covenant and agree with the several Underwriters that they will pay or cause to be paid the following: (i) the fees, disbursements and expenses of Unocal's and the Trust's counsel, accountants and trustees in connection with the registration of the Trust Preferred Securities under the Act and all other expenses in connection with the preparation, printing and filing of any Registration Statement, any preliminary prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, the Standard Underwriting Provisions, June 1998, 1998, this Underwriting Agreement, any Delayed Delivery Contracts, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Trust Preferred Securities;
(iii) all expenses in connection with the qualification of the Trust
Preferred Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Trust Preferred Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Trust Preferred Securities; (vi) the cost of preparing the Trust
Preferred Securities; (vii) the costs and fees incurred in connection with the listing of any Trust Preferred Securities on any securities exchange; and
(viii) all other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Sectio, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Trust Preferred Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of Unocal and the Trust herein are, at and as of the Time of Delivery, true and correct, the condition that Unocal and the Trust have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          a. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          b. Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of Unocal, the creation of the Trust, the Trust Preferred Securities, this Underwriting Agreement, any Delayed Delivery Contracts, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;


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          c.   The General Counsel of Unocal, or his or her designee, subject to the approval by the Representatives of such designee, shall have furnished to the Representatives his or her written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

               (i) Unocal has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (ii) Unocal has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of Unocal have been duly and validly authorized and issued and are fully paid and nonassessable (except such counsel may take exception for a DE MINIMIS number of shares), and Unocal is the registered and beneficial owner of all of the outstanding Trust Common Shares;

               (iii) to the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there is no legal or governmental proceeding pending to which Unocal or any of its subsidiaries is a party or of which any property of Unocal or any of its subsidiaries is the subject, which is likely (to the extent not covered by insurance) to have a material adverse effect on the consolidated financial position of Unocal and its subsidiaries; and, to the best of such counsel's knowledge and other than as set forth and contemplated in the Prospectus, no such proceeding is threatened or contemplated by governmental authorities or threatened by others;

               (iv) the Underwriting Agreement has been duly and validly authorized, executed and delivered by Unocal;

               (v) in the event any of the Trust Preferred Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly and validly authorized by Unocal and, when executed and delivered by Unocal, the Trust and the purchaser named therein, will constitute a valid and legally binding obligation of Unocal, enforceable against Unocal in accordance with its terms, except as the enforcement thereof may be limited by
          (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and any such Delayed Delivery Contract will conform in all material respects to the description thereof in the Prospectus;

               (vi) to the best of such counsel's knowledge after reasonable inquiry, there are no holders of securities of Unocal who, by reason of the filing of either of the Registration Statements under the Act or the execution by Unocal of the Underwriting Agreement, have the right to request or demand that Unocal register under the Act any securities held by them;

               (vii) the Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by Unocal and, assuming due authorization, execution and delivery of the Indenture by the Debenture Trustee, constitutes a valid and binding agreement of Unocal enforceable in accordance with its terms except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and
          (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

               (viii) the Debentures, when executed and authenticated in accordance with the provisions of the Indenture, assuming due authorization, execution and delivery of the Indenture by the Debenture Trustee, and delivered to the Trust, will be entitled to the benefits of the Indenture and will be valid and binding obligations of Unocal enforceable in accordance with their terms except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

               (ix) the Guarantee has been duly authorized, executed and delivered and, assuming due authorization, execution and delivery of the Guarantee by the Guarantee Trustee, will be a valid and binding agreement of Unocal enforceable in accordance with its terms except as the enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

               (x) the execution and delivery by Unocal and the Trust of, and the performance by Unocal and the Trust of their obligations under, the Underwriting Agreement, and, in the case of any Contract Trust Preferred Securities, such Delayed Delivery Contract, the execution and delivery by Unocal and the performance by Unocal of its obligations under, the Declaration, the Indenture and the Guarantee, the issuance and delivery by the Trust of the Trust Preferred Securities and the consummation of the transactions and the fulfillment of the terms herein contemplated or contemplated by such Delayed Delivery Contract will not contravene, violate, conflict with, result in the breach of, or constitute a default under (i) any provision of applicable law or regulation; (ii) the certificate of incorporation or by-laws of Unocal; (iii) the Declaration or any agreement or other instrument binding upon the Trust or Unocal or any of its subsidiaries; or (iv) any judgment, determination, order or decree of any governmental body, agency or court having jurisdiction over the Trust or Unocal or any of its subsidiaries other than, in the case of clauses (i), (iii) and (iv), any such contravention, violation, conflict, breach, or default that individually or in the aggregate would not have a material adverse effect on Unocal and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or the qualification with, any governmental body or agency is required for the performance by Unocal and the Trust of their obligations under the Underwriting Agreement or such Delayed Delivery Contract, the issuance and delivery of the Trust Preferred Securities and the consummation of the transactions contemplated by the Underwriting Agreement or by such Delayed Delivery Contract, except such as may be required by the Act, the Exchange Act or the Trust Indenture Act and as may be required by the securities or Blue Sky laws of the various states or the securities laws of non-U.S. jurisdictions in connection with the transactions contemplated by the Underwriting Agreement or by such Delayed Delivery Contract.

               (xi) the statements made in the Prospectus under the captions, "Description of the Trust Preferred Securities," "Description of the Junior Subordinated Debentures" and "Description of the Guarantee," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and are accurate in all material respects;

               (xii) The Trust is and will be treated as a "grantor trust" for Federal income tax purposes under existing law;

               (xiii) the documents incorporated by reference in the Prospectus (other than the financial statements, the related schedules and financial exhibits, and other financial and statistical information included therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, in the case of a registration statement which became effective under the Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (xiv) the Registration Statement and the Prospectus (other than the financial statements, the related schedules and financial exhibits, and other financial and statistical information included therein, as to which such counsel need express no opinion), complies as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of the effective date of the Registration Statement, either the Registration Statement or the Basic Prospectus contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, such counsel need express no opinion with respect to any statement contained in or omitted from the Registration Statement or the Prospectus in reliance upon or in conformity with written information furnished to Unocal by any Underwriter expressly for use in the Registration Statement or the Prospectus; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus, which are not filed or incorporated by reference or described as required.

In rendering such opinion, such counsel may rely as to matters of fact on certificates of officers of Unocal and Trustees of the Trust and of public officials, may rely upon the opinion delivered pursuant to paragraph (d) of this
Section 7 as to the Delaware Act and may state that such counsel expresses no opinion as to the laws of any jurisdiction other than the State of California, the federal law of the United States and the Delaware General Corporation Law.

          d. Special Delaware Counsel to Unocal and the Trust shall have furnished to the Representatives its written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act and, assuming due authorization, execution and delivery of the Declaration by Unocal and the Trustees, has the business trust power and authority to conduct its business as presently conducted and as described in the Prospectus;

               (ii) assuming due authorization, execution and delivery of the Declaration by Unocal and the Trustees, the Declaration is a valid and binding obligation of Unocal and the Trustees enforceable in accordance with its terms, except as the enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium, receivership, liquidation, fraudulent transfer or other similar laws relating to or affecting enforcement of creditors' rights generally,
          (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and (3) considerations of public policy or the effect of applicable law relating to fiduciary duties;

               (iii) assuming due authorization, execution and delivery of the Declaration by Unocal and the Trustees, the execution and delivery of the Underwriting Agreement by the Trust, and the performance by the Trust of its obligations thereunder, has been duly authorized by all requisite business trust action on the part of the Trust;

               (iv) assuming due authorization, execution and delivery of the Declaration by Unocal and the Trustees, in the event any of the Trust Preferred Securities are Contract Trust Preferred Securities to be issued or sold pursuant to Delayed Delivery Contracts, upon the execution and delivery of any such Delayed Delivery Contracts by Unocal, as Sponsor of the Trust, each of such Delayed Delivery Contracts will have been duly and validly authorized by the Trust;

               (v) assuming due authorization, execution and delivery of the Declaration by Unocal and the Trustees, the Trust Preferred Securities to be issued and sold pursuant to this Underwriting Agreement, and, in the case of any Contract Trust Preferred Securities, pursuant to the related Delayed Delivery Contract, and the Trust Common Securities have been duly authorized by the Declaration and, when issued, delivered and paid for in accordance with the Declaration, the Underwriting Agreement and, in the case of Contract Preferred Securities, the Delayed Delivery Contract, and as described in the Registration Statement and the Prospectus Supplement, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial interests in the assets of the Trust. Holders of Trust Preferred Securities and the Trust Common Securities will be entitled, subject to the terms of the Declaration, to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and

               (vi) Under the Declaration and the Delaware Act, the issuance of the Trust Preferred Securities and the Trust Common Securities is not subject to preemptive rights.

               (vii) The execution and delivery by the Trust of, and the performance by the Trust of its obligations under, the Underwriting Agreement, and, in the case of any Contract Trust Preferred Securities, the related Delayed Delivery Contract, the issuance and delivery by the Trust of the Trust Preferred Securities and the consummation of the transactions and the fulfillment of the terms herein contemplated or contemplated by such Delayed Delivery Contract will not violate (i) any provision of applicable Delaware law or Delaware regulation; or (ii) the Declaration or any agreement or other instrument binding upon the Trust; and, assuming that the Trust derives no income from or in connection with services provided within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Act and the filing of documents with the Delaware Secretary of State) or employees in the State of Delaware, no consent, approval, authorization or order of, or the qualification with, any Delaware governmental body or agency is required for the performance by the Trust of its obligations under the Underwriting Agreement or such Delayed Delivery Contract, the issuance and delivery of the Trust Preferred Securities and the consummation of the transactions contemplated by the Underwriting Agreement or by such Delayed Delivery Contract, except such as may be required under the securities or blue sky laws of the State of Delaware, as to which such counsel need express no opinion.

          e. At the Time of Delivery, the independent accountants of Unocal who have audited the consolidated financial statements of Unocal and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter dated as of the Time of Delivery with respect to Unocal to the effect set forth in Annex II to these Standard Underwriting Provisions and as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          f.   (i)      Neither Unocal nor any of its subsidiaries shall have
          sustained since the date of the latest audited consolidated financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and

               (ii) Since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock or consolidated long-term debt of Unocal or any change, or development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of Unocal and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Trust Preferred Securities on the terms and in the manner contemplated in the Prospectus;

          g. Subsequent to the date of this Underwriting Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) any outbreak or escalation of hostilities or other calamity or crisis on or after the date of such Underwriting Agreement, if the effect of any such event specified in this Clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Trust Preferred Securities on the terms and in the manner contemplated in the Prospectus;

          h. Unocal and the Trust shall have furnished or caused to be furnished to the Representatives at the Time of Delivery certificates of officers of Unocal and the Trust satisfactory to the Representatives as to the accuracy of the representations and warranties of Unocal and the Trust herein at and as of such Time of Delivery, as to the performance by Unocal and the Trust of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section, and as to such other matters as the Representatives may reasonably request; and

          i. There shall have been no notice pursuant to Section 5(a) above of an intention to amend or supplement, nor shall there have been any such amendment or supplement to, the Registration Statement or the Prospectus by incorporation by reference pursuant to Section 5(a) above between the date of this Underwriting Agreement and the Time of Delivery, inclusive. If Unocal or the Trust notifies any Representative of the impending filing of any amendment or supplement to the Registration Statement or the Prospectus by incorporation by reference pursuant to Section 5(a) above, then each Representative so notified shall use such information, until such information has been filed with the Commission, solely for the purpose of determining whether or not to consummate the purchase of the Trust Preferred Securities pursuant to this Underwriting Agreement.

     8.   a.   Unocal and the Trust, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages, or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Prospectus, or any other prospectus relating to the Trust Preferred Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that Unocal and the Trust shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement, the Prospectus, or any other prospectus relating to the Trust Preferred Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to Unocal and the Trust by any Underwriter through the Representatives expressly for use in the Prospectus.

          b. Each Underwriter will indemnify and hold harmless Unocal and the Trust against any losses, claims, damages or liabilities to which Unocal may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Prospectus or any other prospectus relating to the Trust Preferred Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement, the Prospectus, or any other prospectus relating to the Trust Preferred Securities, or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to Unocal and the Trust by such Underwriter through the Representatives expressly for use therein; and will reimburse Unocal or the Trust for any legal or other expenses reasonably incurred by Unocal or the Trust in connection with investigating or defending any such action or claim.

          c.   Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          d. If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by Unocal and the Trust, on the one hand, and the Underwriters, on the other, from the offering of the Trust Preferred Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Unocal and the Trust, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by Unocal and the Trust, on the one hand, and such Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by Unocal and the Trust bear to the total underwriting compensation received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Unocal and the Trust, onthe one hand, or such Underwriters, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Unocal, the Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection
(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Trust Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to the Trust Preferred Securities and not joint.

          e. The obligations of Unocal and the Trust under this Section 8 shall be in addition to any liability which Unocal or the Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and trustee of Unocal or the Trust and to each person, if any, who controls Unocal or the Trust within the meaning of the Act.

     9.   a.   If any Underwriter shall default in its obligation to purchase the Underwriters' Trust Preferred Securities which it has agreed to purchase under this Underwriting Agreement relating to such Trust Preferred Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Trust Preferred Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Trust Preferred Securities, then Unocal and the Trust shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Underwriters' Trust Preferred Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify Unocal and the Trust that they have so arranged for the purchase of such Underwriters' Trust Preferred Securities, or Unocal and the Trust notify the Representatives that they have so arranged for the purchase of such Underwriters' Trust Preferred Securities, the Representatives or Unocal and the Trust shall have the right to postpone the Time of Delivery for such Underwriters' Trust Preferred Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and Unocal and the Trust agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Underwriting Agreement.

          b. If, after giving effect to any arrangements for the purchase of the Underwriters' Trust Preferred Securities of a defaulting Underwriter or Underwriters by the Representatives or Unocal and the Trust as provided in subsection (a) above, the aggregate number of such Underwriters' Trust Preferred Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Trust Preferred Securities, then Unocal and the Trust shall have the right to require each non-defaulting Underwriter to purchase the number of Underwriters' Trust Preferred Securities which such Underwriter agreed to purchase under this Underwriting Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Trust Preferred Securities which such Underwriter agreed to purchase under this Underwriting Agreement) of the Underwriters' Trust Preferred Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          c. If, after giving effect to any arrangements for the purchase of the Underwriters' Trust Preferred Securities of a defaulting Underwriter or Underwriters by the Representatives or Unocal and the Trust as provided in subsection (a) above, the aggregate number of Underwriters' Trust Preferred Securities which remains unpurchased exceeds one-eleventh of the aggregate number of the Trust Preferred Securities, as referred to in subsection (b) above, or if Unocal and the Trust shall not exercise their right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwriters' Trust Preferred Securities of a defaulting Underwriter or Underwriters, then this Underwriting Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, Unocal or the Trust, except for the expenses to be borne by Unocal and the Trust and the

Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of Unocal or the Trust and the several Underwriters, as set forth in this Underwriting Agreement or made by or on behalf of them, respectively, pursuant to this Underwriting Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or Unocal or the Trust, or any officer, director, trustee or controlling person of Unocal or the Trust and shall survive delivery of and payment for the Trust Preferred Securities.

     11. If this Underwriting Agreement shall be terminated pursuant to Section 9 hereof, neither Unocal nor the Trust shall then be under any liability to any Underwriter with respect to the Trust Preferred Securities except as provided in
Section 6 and Section 8 hereof; but, if for any other reason, Underwriters' Trust Preferred Securities are not delivered by or on behalf of Unocal and the Trust as provided herein, Unocal and the Trust will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Trust Preferred Securities, but Unocal and the Trust shall then be under no further liability to any Underwriter with respect to such Trust Preferred Securities except as provided in Section 6 and Section 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in
Schedule II hereto.

     All statements, requests, notices and agreements hereunder shall be in writing or by facsimile, telex, telegram or other similar electronic communication if promptly confirmed in writing, and if the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representatives as set forth in Schedule II hereto; and if to Unocal or the Trust shall be sufficient in all respects if delivered or sent by registered mail to the address of Unocal set forth in the Registration Statement, Attention: Corporate Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth either in its Underwriters' Questionnaire, or facsimile constituting such Questionnaire, which address will be supplied to Unocal and the Trust by the Representatives upon request.

     13. This Underwriting Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and Unocal and the Trust and, to the extent provided in Section 8 and Section 10 hereof, the officers, directors and trustees of Unocal and the Trust and each person who controls Unocal or the Trust, or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Underwriting Agreement. No purchaser of any of the Trust Preferred Securities from an Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14.  Time shall be of the essence in this Underwriting Agreement.

     15. This Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement may be (i) executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument and (ii) evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Underwriting Agreement shall be several and not joint.

                                       ANNEX I
                                          TO
                           STANDARD UNDERWRITING PROVISIONS

                                UNDERWRITING AGREEMENT


---------------------
---------------------
---------------------

---------------------
---------------------
---------------------

As Representatives of the several                           [Date]
   Underwriters named in Schedule I hereto


Ladies and Gentlemen:

     Unocal Corporation, a Delaware corporation ("Unocal"), and Unocal Capital Trust II, a Delaware statutory business trust (the "Trust"), propose, subject to the terms and conditions stated herein and in Sections 1 through 16 and Annexes II and III of the Standard Underwriting Provisions, June 1998 (the "Standard Provisions"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Trust Preferred Securities (the "Trust Preferred Securities") specified in Schedule II hereto. Each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Underwriting Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Standard Provisions shall be deemed to be a representation and warranty as of _______, 1998 in relation to the Basic Prospectus (as therein defined), and also a representation and warranty as of the date of this Underwriting Agreement in relation to the Prospectus (as therein defined). Each reference to the Representatives herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters pursuant to Section 12 of the Standard Provisions and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Basic Prospectus, as the case may be, relating to the Trust Preferred Securities, in the form heretofore delivered to you, has been or is now proposed to be transmitted for filing with the Commission.

     Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, Unocal and the Trust agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from Unocal and the Trust at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Trust Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto, less the number of Trust Preferred Securities covered by Delayed Delivery Contracts, if any, as may be specified respectively in such Schedule II.

     If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and Unocal and the Trust. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to Unocal and the Trust for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,

                                        UNOCAL CORPORATION

                                        By:
                                           ----------------------------------
                                             Name:
                                             Title:

                                        UNOCAL CAPITAL TRUST II

                                        By:  UNOCAL CORPORATION, as Sponsor

                                        By:
                                           ----------------------------------
                                             Name:
                                             Title:

Accepted as to the date hereof:

[Name of Representative]

By:
   ----------------------------------
               Authorized Signature
     Name:
     Title:

[Name of Representative]

By:
   ----------------------------------
               Authorized Signature
     Name:
     Title:

On behalf of each of the Underwriters

                                      SCHEDULE I
                                          TO
                                UNDERWRITING AGREEMENT


                                                              Number of Trust
                                                              Preferred
                                                              Securities to be
 Underwriters                                                 Purchased
--------------------------------------------------------------------------------

 [Names of Underwriters]..........................
                                                              ------------------




                                                              ------------------
 Total............................................
                                                              ------------------
                                                              ------------------

                                     SCHEDULE II
                                          TO
                                UNDERWRITING AGREEMENT

                              TRUST PREFERRED SECURITIES

TITLE OF TRUST PREFERRED SECURITIES:         ___% TRUST PREFERRED SECURITIES

NUMBER OF FIRM TRUST PREFERRED SECURITIES:

MAXIMUM NUMBER OF OPTIONAL TRUST PREFERRED SECURITIES:

DISTRIBUTION RATE:                           ___%

DISTRIBUTION PAYMENT DATES:

VOTING RIGHTS:

REDEMPTION PROVISIONS:

LIQUIDATION RIGHTS:                          LIQUIDATION AMOUNT $___ PER TRUST
                                             PREFERRED SECURITY

[OTHER TERMS]

PRICE TO PUBLIC:

PURCHASE PRICE BY UNDERWRITERS:

UNDERWRITERS' COMPENSATION:                  $___ PER TRUST PREFERRED SECURITY

TIME OF DELIVERY:                            [DATE AND TIME]

CLOSING LOCATION:

DELAYED DELIVERY:                            [NONE] [UNDERWRITERS' COMPENSATION
                                             SHALL BE $_____ PER TRUST PREFERRED
                                             SECURITIES FOR WHICH DELAYED
                                             DELIVERY CONTRACTS HAVE BEEN
                                             ENTERED INTO.  SUCH COMPENSATION
                                             SHALL BE PAYABLE TO THE ORDER OF
                                                                     .]
                                             --------------------------

NAMES AND ADDRESSES OF REPRESENTATIVES:

DESIGNATED REPRESENTATIVES:

ADDRESS FOR NOTICES, ETC.:

[OTHER TERMS]

                                       ANNEX II
                                          TO
                           STANDARD UNDERWRITING PROVISIONS

                                FORM OF COMFORT LETTER

     Pursuant to Section 7(e) of the Underwriting Agreement, the independent accountants shall furnish letters to the Representatives with respect to Unocal to the effect that:

          (i) They are independent certified public accountants with respect to Unocal within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the consolidated financial statements and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder;

          (iii) In their opinion, the unaudited selected financial information with respect to the consolidated results of operations and financial position of Unocal for the five most recent fiscal years included or incorporated by reference in the Prospectus or in Item 6 of Unocal's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in Unocal's Annual Reports on Form 10-K for such fiscal years;

          (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim consolidated financial statements of Unocal as consolidated with its subsidiaries, inspection of the minute books of Unocal and its significant subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of Unocal and its significant subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                 (A) the unaudited condensed consolidated earnings statement, consolidated balance sheet and consolidated cash flows statement included or incorporated by reference in Unocal's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or that any material modification should be made to them in order for them to be in conformity with generally accepted accounting principles;

                 (B) any unaudited pro forma condensed consolidated financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements, except as disclosed and with which they concur;

                 (C) as of a specified date not more than five days prior to the Time of Delivery, there have been any changes in the outstanding capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares, and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus, and upon grants or cancellation of restricted stock and issuances of capital stock pursuant to the Savings Plan and the Dividend Reinvestment and Common Stock Purchase Plan and upon surrender for exchange of certificates evidencing former shares of common stock of Unocal Exploration Corporation and other than purchases of common stock or any increase in the consolidated long-term debt of Unocal and its subsidiaries (other than normal fluctuations in the outstanding amount of commercial paper classified as long-term in accordance with generally accepted accounting principles), or any increase in short-term notes payable in excess of 100%, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                 (D) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (C) there were any decreases in consolidated total revenues, net earnings or basic earnings per share or, if for a fiscal quarter, the ratio of earnings to fixed charges or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of Unocal and its subsidiaries, which appear in the Prospectus (including specified documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of, or, if approved by the Underwriters, schedules prepared by, Unocal and its subsidiaries and have found them to be in agreement.

                                      ANNEX III
                                          TO
                           STANDARD UNDERWRITING PROVISIONS

                              DELAYED DELIVERY CONTRACT

UNOCAL CORPORATION

---------------------------------
---------------------------------
---------------------------------
---------------------------------

UNOCAL CAPITAL TRUST II
---------------------------------
---------------------------------
---------------------------------
---------------------------------


                                                            -----------,----

Ladies and Gentlemen:

     The undersigned hereby agrees to purchase from Unocal Corporation, a Delaware corporation ("Unocal"), and Unocal Capital Trust II, a Delaware statutory business trust (the "Trust") and Unocal and the Trust agree to sell to the undersigned, [number of Trust Preferred Securities] of the Trust's [Title of Trust Preferred Securities] (the "Trust Preferred Securities"), offered by the Prospectus dated _________, 1998, as amended or supplemented as of ______________, _____, receipt of a copy of which is hereby acknowledged, at a purchase price of $____ per security, [plus accrued distributions, if any,] and on the further terms and conditions set forth in this contract.

     [The undersigned will purchase the Trust Preferred Securities from the Trust on ________, ____ (the "Delivery Date").]

     [The undersigned will purchase the Trust Preferred Securities from the Trust on the delivery date or dates and in the amounts set forth below:


 DELIVERY DATE                           NUMBER OF SHARES

 ----------------------------            ----------------------------
 ----------------------------            ----------------------------

Each such date on which Trust Preferred Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".]

     Payment for the Trust Preferred Securities which the undersigned has agreed to purchase on [the][each] Delivery Date shall be made to the Trust or its order by wire transfer of


                                        III-1
immediately available funds, at the option of the undersigned, to a bank account specified by the Trust, on [the][such] Delivery Date upon delivery to the undersigned of the Trust Preferred Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to Unocal and the Trust not less than five full business days prior to [the][such] Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Trust Preferred Securities on [the][each] Delivery Date shall be subject to the condition that the purchase of Trust Preferred Securities to be made by the undersigned shall not on [the][such] Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Trust Preferred Securities shall not be affected by the failure of any purchaser to take delivery of and payment for Trust Preferred Securities pursuant to other contracts similar to this contract.

     [The undersigned understands that Underwriters (the "Underwriters") are also purchasing Trust Preferred Securities from the Trust, but that the obligations of the undersigned hereunder are not contingent on such purchases.] Promptly after completion of the sale to the Underwriters Unocal and the Trust will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinions of Counsel for Unocal and the Trust delivered to the Underwriters in connection therewith.

     The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Trust Preferred Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. This contract shall be governed by and construed in accordance with the laws of the State of New York.


                                        III-2

     It is understood that the acceptance by Unocal and the Trust of any Delayed Delivery Contract (including this contract) is in Unocal's and the Trust's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to Unocal and the Trust, it is requested that Unocal and the Trust sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between Unocal and the Trust and the undersigned when such counterpart is so mailed or delivered by Unocal and the Trust.

                                             Yours very truly,

                                             -----------------------------------
                                             By:
                                                --------------------------------
                                                  (Signature)

                                             -----------------------------------
                                                  (Name and Title)

                                             -----------------------------------
                                                  (Address)

Accepted:

         -------------------, -------

Unocal Corporation


By:
   --------------------------------
     Name:
     Title:


Unocal Capital Trust II

By:  Unocal Corporation, as Sponsor

     By:
        ---------------------------
          Name:
          Title:


                                        III-3